UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2011

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Charter)

001-2979

(Commission File Number)

Delaware	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of Principal Executive Offices)

1-866-249-3302

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 8, 2011, Wells Fargo & Company (the “Corporation”) executed an Amendment to its Replacement Capital Covenants, dated as of December 5, 2006, May 25, 2007 and March 12, 2008 (together, the “Replacement Capital Covenants”). The Corporation executed the Replacement Capital Covenant, dated as of December 5, 2006, in favor of and for the benefit of each Covered Debtholder in connection with the issuance by the Corporation of $751,000,000 aggregate principal amount of its 5.95% Capital Efficient Notes due 2086 to Wells Fargo Capital X (“Trust X”), and the issuance by Trust X of $750,000,000 aggregate liquidation amount of its 5.95% Capital Securities. The Corporation executed the Replacement Capital Covenant, dated as of May 25, 2007, in favor of and for the benefit of each Covered Debtholder in connection with the issuance of $1,000,010,000 aggregate principal amount of the Corporation’s 6.25% junior subordinated deferrable interest debentures due 2067 to Wells Fargo Capital XI (“Trust XI”), and the issuance by Trust XI of $1,000,000,000 aggregate liquidation amount of its 6.25% Enhanced Trust Preferred Securities. The Corporation executed the Replacement Capital Covenant, dated as of March 12, 2008, in favor of and for the benefit of each Covered Debtholder in connection with the issuance by the Corporation of $1,575,010,000 aggregate principal amount of its 7.875% Junior Subordinated Deferrable Interest Debentures due 2068 to Wells Fargo Capital XII (“Trust XII”), and the issuance by Trust XII of $1,575,000,000 aggregate liquidation amount of its 7.875% Enhanced Trust Preferred Securities.

The intent and effect of the Amendments is (i) to recognize, for purposes of calculating qualified replacement capital, the proceeds received by the Corporation from the sale of certain securities, including but not limited to Common Stock, rights to acquire Common Stock, and Mandatorily Convertible Preferred Stock, after April 8, 2011 (the effective date of the Amendment) without regard to the date of such issuance, and (ii) to permit the Corporation to designate any one of the series of Eligible Debt to become the Covered Debt on and after a Redesignation Date.

Capitalized terms used but not defined in this Item 8.01 have the meanings set forth in the Replacement Capital Covenants, as amended.

The Replacement Capital Covenants are attached as Exhibits 99.1, 99.2 and 99.3 and incorporated herein by reference. A copy of the Amendment is attached hereto as Exhibit 99.4.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Replacement Capital Covenant, dated as of December 5, 2006, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on December 5, 2006).

99.2	Replacement Capital Covenant, dated as of May 25, 2007, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on May 25, 2007).

99.3	Replacement Capital Covenant, dated March 12, 2008, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on March 12, 2008).

99.4	Amendment to Replacement Capital Covenants, dated as of April 8, 2011, amending the Replacement Capital Covenants, dated as of December 5, 2006, May 25, 2007 and March 12, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

By:	/s/ Barbara S. Brett
Barbara S. Brett
Senior Vice President and Assistant Treasurer

DATED: April 8, 2011

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Replacement Capital Covenant, dated as of December 5, 2006, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on December 5, 2006)

99.2	Replacement Capital Covenant, dated as of May 25, 2007, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on May 25, 2007)

99.3	Replacement Capital Covenant, dated March 12, 2008, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on March 12, 2008)

99.4	Amendment to Replacement Capital Covenants, dated as of April 8, 2011, amending the Replacement Capital Covenants, dated as of December 5, 2005, May 25, 2007 and March 12, 2008

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